UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8‑K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	June 2, 2010

GAMESTOP CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-32637	20-2733559
(Commission File Number)	(IRS Employer Identification No.)

625 Westport Parkway, Grapevine, Texas	76051
(Address of Principal Executive Offices)	(Zip Code)

(817) 424-2000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

            On June 2, 2010 (the “Effective Date”), GameStop Corp. (the “Company”) announced certain promotions in the offices held by its senior management.  The following executive officers were appointed to the following respective positions:

R. Richard Fontaine Daniel A. DeMatteo Paul Raines Tony Bartel Robert Lloyd	Chairman International Executive Chairman Chief Executive Officer President Executive Vice President and Chief Financial Officer

            In connection with the above appointments, on the Effective Date, the Company entered into amendments (each an “Amendment”) to the Amended and Restated Executive Employment Agreements (each an “Employment Agreement”) of Messrs. Fontaine, DeMatteo, Raines and Bartel and entered into an Executive Employment Agreement with Mr. Lloyd (the “Lloyd Agreement”).

            Each of the Amendments reflected the executive’s new title.  In addition, the Amendment to Mr. Raine’s Employment Agreement (i) extended the term through the third anniversary of the Effective Date, with automatic annual one-year renewals thereafter unless either party gives notice of non-renewal at least six months before annual renewal, (ii) increased his minimum base annual salary to $1,000,000, (iii) in addition to his target bonus of 100% of base salary previously established for the current fiscal year under the Company’s Supplemental Compensation Plan (the “Plan”), established an additional target bonus of 100% of his annual base salary under the Plan, and (iv) extended certain restrictive covenants to a minimum of two years after his employment with the Company ceases.

            The Amendment to Mr. Bartel’s Employment Agreement (i) extended the term through the third anniversary of the Effective Date, with automatic annual one-year renewals thereafter unless either party gives notice of non-renewal at least six months before annual renewal, and (ii) increased his minimum base annual salary to $750,000 and confirmed his target bonus for the current fiscal year under the Plan was previously established as 100% of his base salary.

            The Lloyd Agreement commences on the Effective Date and continues for a period of three years thereafter, with automatic one-year annual renewals thereafter unless either party gives notice of non-renewal at least six months prior to annual renewal.  Mr. Lloyd’s minimum base annual salary during the term of his employment under the Employment Agreement shall be no less than $500,000.  The Lloyd Agreement also provides for (i) annual bonus compensation for each year based on the formula and targets established under and in accordance with the Plan, (ii) in addition to his target bonus of 50% of base salary previously established for the current fiscal year, an additional target bonus of 50% of his annual base salary under the Plan, (iii) a grant on the Effective Date of 35,000 shares of restricted stock under the Company’s Incentive Plan, vesting in equal annual increments over three years, and (iv) a cash bonus per each such restricted share in an amount equal to the June 1, 2010 per share NYSE closing price, payable as and when such restricted share vests.

            The Lloyd Agreement includes a severance arrangement which provides Mr. Lloyd with his base salary and average bonus through the remaining term of the Employment Agreement, with a minimum of his base salary and average bonus for one year, if his employment is terminated by the Company without Cause (as defined) or by him for Good Reason (as defined).

                The above summaries of the Amendments and the Lloyd Agreement do not purport to be complete and are qualified in their entirety by reference to the actual Amendments and the Lloyd Agreement, copies of which are included as Exhibits 10.1 through 10.5 of this Current Report on Form 8-K and incorporated herein by reference.

             The Press Release issued by the Company on June 2, 2010 announcing certain promotions in the offices held by its senior management is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits
10.1

Second Amendment, dated as of June 2, 2010, to Amended and Restated
Executive Employment Agreement, dated as of December 31, 2008, as amended by a First Amendment dated as of April 5, 2010, between GameStop Corp. and R. Richard Fontaine.

10.2

Second Amendment, dated as of June 2, 2010, to Amended and Restated Executive Employment Agreement, dated as of December 31, 2008, as amended by a First Amendment dated as of April 5, 2010, between GameStop Corp. and Daniel A. DeMatteo.

	10.3	Amendment, dated as of June 2, 2010, to Amended and Restated Executive Employment Agreement, dated as of December 31, 2008, between GameStop Corp. and Paul Raines.
	10.4	Amendment, dated as of June 2, 2010, to Amended and Restated Executive Employment Agreement, dated as of December 31, 2008, between GameStop Corp. and Tony Bartel.
	10.5	Executive Employment Agreement, dated as of June 2, 2010, between GameStop Corp. and Robert Lloyd.
	99.1	Company Press Release issued June 2, 2010.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                    GAMESTOP CORP.

Date:  June 2, 2010                                                      By:      /s/ Robert A. Lloyd___________

Robert A. Lloyd
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit                    Description

10.1                             Second Amendment, dated as of June 2, 2010, to Amended and Restated
                                    Executive Employment Agreement, dated as of December 31, 2008, as amended by a First Amendment dated as of April 5, 2010, between

                                    GameStop Corp. and R. Richard Fontaine.

10.2                             Second Amendment, dated as of June 2, 2010, to Amended and Restated

                                    Executive Employment Agreement, dated as of December 31, 2008, as amended by a First Amendment dated as of April 5, 2010, between

                                    GameStop Corp. and Daniel A. DeMatteo.

10.3                             Amendment, dated as of June 2, 2010, to Amended and Restated

                                    Executive Employment Agreement, dated as of December 31, 2008,

                                    between GameStop Corp. and Paul Raines.

10.4                             Amendment, dated as of June 2, 2010, to Amended and Restated

                                    Executive Employment Agreement, dated as of December 31, 2008,

                                    between GameStop Corp. and Tony Bartel.

10.5                             Executive Employment Agreement, dated as of June 2, 2010, between

                                    GameStop Corp. and Robert Lloyd.

99.1                             Company Press Release issued June 2, 2010.

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